================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                       November 1, 2007 (October 19, 2007)

                         UNIVERSAL DETECTION TECHNOLOGY
               (Exact name of Registrant as specified in charter)

         California                   000-14266                 95-2746949
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                    Identification Number)

                         9595 Wilshire Blvd., Suite 700
                         Beverly Hills, California 90212
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 248-3655

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))


================================================================================

                                EXPLANATORY NOTE

         The Registrant files this amendment to its Current Report on Form 8-K that was filed with the Securities and Exchange Commission on October 26, 2007 to clarify that the Registrant's former certifying independent accountant resigned from that position as required by Item 304(a)(1)(i) of Regulation S-B. This amendment also expands the time frame of the disclosures in the first two paragraphs of Item 4.01 to include the Registrant's two most recent fiscal years.

ITEM 4.01     CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Effective October 19, 2007, AJ Robbins, PC ("AJ Robbins") resigned as Universal Detection Technology's (the "Registrant") certifying independent accountant engaged to audit the Registrant's financial statements. AJ Robbins audited the Registrant's financial statements for the two most recent fiscal years ended December 31, 2006, and it reviewed the Registrant's unaudited financial statements for the fiscal quarters ended March 31, 2007 and June 30, 2007. The report of AJ Robbins on the financial statements of the Registrant for either of the past two fiscal years ended December 31, 2006 did not contain an adverse opinion, or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except for an explanatory paragraph regarding the financial statements being prepared assuming that the Registrant will continue as a going concern.

         During the Registrant's two most recent fiscal years and the subsequent interim period through the date of the resignation of AJ Robbins, there were no disagreements with AJ Robbins on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of AJ Robbins would have caused them to make reference to this subject matter of the disagreements in connection with their report, nor were there any "reportable events" as described in Item 304(a)(1)(iv) of Regulation S-B, promulgated under the Securities Exchange Act of 1934, as amended ("Regulation S-B").


         AJ Robbins furnished the Registrant with a letter addressed to the SEC (the "SEC letter") stating that it agrees with the statements made above by the Registrant. A copy of the SEC letter has been filed as an exhibit to this Form 8-K/A.

         Effective on October 19, 2007, Kabani & Company, Inc. ("Kabani"), whose address is 6033 West Century Blvd., Suite 810, Los Angeles, California 90045, was engaged to serve as the Registrant's new independent certifying accountant to audit the Registrant's financial statements.

         Prior to engaging Kabani, the Registrant had not consulted Kabani regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on the Registrant's financial statements or a reportable event, nor did the Registrant consult with Kabani regarding any disagreements with its prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

         The resignation of AJ Robbins as the Registrant's certifying independent accountant and the engagement of Kabani as its new certifying independent accountant were both approved by the Registrant's Board of Directors.


ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT
NUMBER       DESCRIPTION
-------------------------------------------------------------------------------

16           Letter from AJ Robbins dated October 31, 2007.

--------------------------------------------


                            [SIGNATURES PAGE FOLLOWS]

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


UNIVERSAL DETECTION TECHNOLOGY

By:   /s/ Jacques Tizabi
      Jacques Tizabi
      Chief Executive Officer
      Dated: October 31, 2007